                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 25, 1997



                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                        1-7255                      59-1219710
--------------------------------------------------------------------------------
(State or incorporation             (Commission                (IRS Employer
   or organization)                 File Number)             Identification No.)



1776 American Heritage Life Drive
     Jacksonville, Florida                                             32224
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number:                                  (904) 992-1776
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant.

     American Heritage Life Investment Corporation (the "Company") retained Ernst & Young LLP as its independent auditors and replaced KPMG Peat Marwick LLP effective July 25, 1997. Since the engagement of KPMG Peat Marwick LLP for the Company's two most recent fiscal years and through the date of replacement, there were no disagreements between the Company and KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The change in independent accountants was approved by the Board of Directors of the Company.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit Number              Description of Exhibit
         --------------              ----------------------

              16                   Letter dated July 28, 1997,
                                   from KPMG Peat Marwick LLP to
                                   the Securities and Exchange
                                   Commission

                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN HERITAGE LIFE INVESTMENT
                                         CORPORATION



Date:  July 28, 1997                     By: /s/ C. Richard Morehead
                                             -----------------------------------
                                             C. Richard Morehead
                                             Executive Vice President,
                                             Treasurer, Chief Financial
                                             and Accounting Officer

                                  EXHIBIT INDEX


         The following designated exhibit is filed herewith:


Exhibit
-------

  16 Letter dated July 28, 1997, from KPMG Peat Marwick LLP to the Securities and Exchange Commission